First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 23, 2023, to the

Prospectus dated May 1, 2023, as amended July 28, 2023.

Effective immediately, the fifth paragraph under the “Principal Investment Strategies – Summary Section” section beginning on page 2 of the Prospectus and the eleventh bullet of the seventh paragraph under the “Principal Investment Strategies – More About the Fund’s Investment Objectives, Principal Investment Strategies and Risks” section beginning on page 14 of the Prospectus are deleted in their entirety and replaced with the following:

Secured Options. Glenmede Investment Management, LP (“Glenmede”), one of the Fund’s current sub-advisors, under normal market circumstances, uses option writing strategies in an effort to obtain option premiums and reduce risk. Glenmede utilizes buy-write (covered call) and/or cash-secured put option strategies on index exchange-traded funds (“ETFs”), indices, and/or individual securities held by the Fund. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns. Selling call options reduces the risk of owning securities by the receipt of the option premiums and selling put options reduces the purchase price of the underlying securities, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Glenmede’s strategy is referred to as “Secured Options” because the call and put options it writes will be covered by the Fund owning the security or ETF underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. At any given time, the Fund’s assets may be subject to only calls or only puts, or a combination of both strategies. To the extent that the Fund’s assets are only subject to puts, the assets will consist of cash or cash equivalents in order to secure the puts. In that event, there may be few, if any, securities held by the Fund. To the extent that the Fund’s assets are only subject to covered calls on an index, the Fund may hold index ETFs instead of individual securities that replicate the movement of the index, in addition to the other permitted coverage methods.

Please retain this Supplement with your records.